Exhibit 10-1

SEVENTH AMENDMENT TO AMENDED AND RESTATED

FIRST LIEN CREDIT AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated as of October 15, 2010, is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Amended and Restated First Lien Credit Agreement, dated as of June 8, 2007, as modified by the Consent Regarding Amended and Restated First Lien Credit Agreement dated as of July 27, 2007, as amended by that certain First Amendment to Amended and Restated First Lien Credit Agreement dated effective as of November 19, 2007, as amended by that certain Waiver, Consent and Second Amendment to Amended and Restated First Lien Credit Agreement dated effective as of December 1, 2008, as amended by the Third Amendment to Amended and Restated First Lien Credit Agreement dated as of April 6, 2009, as modified by the Waiver and Consent to Amended and Restated First Lien Credit Agreement dated as of June 30, 2009, as amended and modified by the Waiver, Consent and Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of September 11, 2009 and as amended and modified by the Fifth Amendment to Amended and Restated First Lien Credit Agreement dated as of December 11, 2009, and as amended and modified by the Sixth Amendment to Amended and Restated First Lien Credit Agreement dated as of February 5, 2010 (as so modified, and as amended, supplemented and amended, herein the “2007 First Lien Credit Agreement”, and the 2007 First Lien Credit Agreement as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Issuer, and the Lenders amend the First Lien Credit Agreement in certain respects as set forth herein.

NOW Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2. Amendments to First Lien Credit Agreement.

(a) Amendment to Section 1.1 of the First Lien Credit Agreement.  Section 1.1 of the First Lien Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“FATCA” means Section 1471 through 1474 of the Code and any applicable Treasury regulations or published administrative guidance promulgated thereunder.

“Loan” means, as the context may require, a Revolving Loan or a Swing Line Loan of any Type.

“Mandatory Borrowing” is defined in Section 2.3.2(b).

“Master Funding Account” means the Borrower’s Deposit Account, Account # 0114-820-374, styled “Energy XXI Gulf Coast Inc. Master Funding Account” at Regions Bank.

“Revolving Lender” is defined in clause (a) of Section 2.1.1.

“Revolving Loan Availability” means, on any date, an amount equal to the Borrowing Base in effect on such date less the Swing Line Loan Commitment Amount, as such Swing Line Loan Commitment Amount may be increased or decreased pursuant hereto; provided, however, if the Swing Line Lender gives notice of a Mandatory Borrowing pursuant to Section 2.3.2, then the Revolving Loan Availability shall be equal to the Borrowing Base in effect on such date.

“Revolving Loan Commitment” means, as to any Lender, the obligations of such Lender, if any, to make Revolving Loans (including, without limitation, any Mandatory Borrowing) and participate in Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth opposite the heading “Revolving Loan Commitment” on Schedule II, or, as the case may be, in the Lender Assignment Agreement pursuant to which such Lender became a party to this Agreement, as the same may be changed from time to time pursuant to the terms hereof.

“Revolving Loan Commitment Amount” means, on any date, $400,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 or increased pursuant to Section 2.8.

“Revolving Loans” is defined in clause (i) of Section 2.1.1(a).

“Revolving Note” means a promissory note of the Borrower payable to any Revolving Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Swing Line Lender” means, subject to the terms of this Agreement, Regions Bank, and includes each other Person appointed as the successor Swing Line Lender.

“Swing Line Loan Commitment” means the obligations of the Swing Line Lender, if any, to make Swing Line Loans in an aggregate principal and/or face amount not to exceed the Swing Line Loan Commitment Amount.

“Swing Line Loan Commitment Amount” means, initially the amount of $15,000,000 and thereafter on any date such amount as such amount may be increased or reduced from time to time pursuant to Section 2.2 and Section 2.8.9; provided, however, that if the Swing Line Lender gives notice of a Mandatory Borrowing pursuant to Section 2.3.2, then the Swing Line Loan Commitment Amount shall automatically and without further action reduce to zero upon the giving of such notice, and at any time such Swing Line Commitment Amount shall not exceed an amount equal to the least of (i) $30,000,000, (ii) an amount equal to five percent (5%) of the Borrowing Base in effect at such time and (iii) the aggregate Commitment of the Swing Line Lender hereunder in effect at such time.

“Swing Line Loans” is defined in clause (ii) of Section 2.1.1(a).

“Swing Line Note” means a promissory note of the Borrower payable to the Swing Line Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

(b) Amendment to Section 1.1 of the First Lien Credit Agreement.  Section 1.1 of the First Lien Credit Agreement is hereby amended by replacing the following defined terms in their entirety with the following:

“Commitment” means, as the context may require, any Revolving Loan Commitment, Letter of Credit Commitment or Swing Line Loan Commitment, as adjusted from time to time in accordance with this Agreement.

“Commitment Amount” means, as the context may require, the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount and the Letter of Credit Commitment Amount.

“Lenders” is defined in the preamble, and includes, without limitation, the Revolving Lenders and the Swing Line Lender.

“Loan Commitment Termination Date” means the earliest of

(a)  the Stated Maturity Date;

(b)  the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

(c)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described above, the Loan Commitments shall terminate automatically and without any further action.

“Note” means, as the context may require, a Revolving Note or a Swing Line Note.

“Percentage” means, relative to any Lender, the percentage determined as provided in Schedule II hereto or as may be set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.  A Lender shall not have any Loan Commitment or Letter of Credit Commitment if its Percentage is zero.

(c) Amendment to Section 1.1 of the First Lien Credit Agreement.  Section 1.1 of the First Lien Credit Agreement is hereby amended by deleting the following defined terms: (i) “Loan Commitment Amount”; and (ii) “Loans”.

(d) Amendment to Section 2.1.1(a) of the First Lien Credit Agreement.  Section 2.1.1(a) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(a)  From time to time on any Business Day occurring on or after the Effective Date but prior to the Loan Commitment Termination Date, (i) each Lender that has a Revolving Loan Commitment (referred to as a “Revolving Lender”) severally agrees that it will make loans (relative to such Lender, its “Revolving Loans”) to the Borrower in an aggregate amount equal to such Lender’s Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day, and (ii) the Swing Line Lender agrees that it will make loans (the “Swing Line Loans”) to the Borrower equal to the amounts as provided under Section 2.3.2(a) hereof.”

(e) Amendment to Section 2.1.1(b) of the First Lien Credit Agreement.  Section 2.1.1(b) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(b)    On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans.  No Revolving Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, (i) such Lender’s Credit Exposure would exceed such Lender’s Percentage of the lesser of (A) the then existing Commitment Amount and (B) the Borrowing Base then in effect or (ii) the aggregate Credit Exposures of all Lenders would exceed the lesser of (A) the then existing Commitment Amount and (B) the Revolving Loan Availability then in effect. Furthermore, the Swing Line Lender shall not be permitted or required to make Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount or (ii) the aggregate principal amount of Swing Line Loans at any time outstanding, when combined with (x) the aggregate principal amount of all Revolving Loans then outstanding and (y) all Letter of Credit Outstandings at such time, would exceed the Revolving Loan Commitment Amount then in effect.”

(f) Amendment to Section 2.1.2 of the First Lien Credit Agreement.  Section 2.1.2 of the First Lien Credit Agreement is hereby amended by deleting the sentence “No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would    exceed the Letter of Credit Commitment Amount or (ii) the aggregate amount Credit Exposures of all Lenders would exceed the lesser of (A) the existing Loan Commitment Amount or (B) the Borrowing Base then in effect.” and replacing it with the sentence “No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the aggregate amount of Credit Exposures of all Lenders would exceed the lesser of (A) the existing Commitment Amount or (B) the Borrowing Base then in effect.

(g) Amendment to Section 2.2 of the First Lien Credit Agreement.  Section 2.2 of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“SECTION 2.2.  Termination of Commitments and Reduction of the Commitment Amounts.  Unless previously terminated, the Revolving Loan Commitments and the Swing Line Loan Commitments shall terminate on the Loan Commitment Termination Date and on such date the Revolving Loan Commitment Amount shall be zero, the Swing Line Commitment Amount shall be zero and the Letter of Credit Commitment shall terminate on the Letter of Credit Commitment Termination Date and on such date the Letter of Credit Commitment Amount shall be zero.  The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of any Commitment Amount on the Business Day so specified by the Borrower; provided that, (a) all such reductions shall require at least one Business Day’s prior notice to the Administrative Agent and be permanent, (b) any reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000 unless such reduction is in the full amount of the remaining available Commitment Amount, and (c) the Borrower shall not terminate or reduce (i) the Revolving Loan Commitment Amount if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate Credit Exposures of all Revolving Lenders would exceed the Revolving Loan Commitment Amount, (ii) the Letter of Credit Commitment if, after giving effect thereto, the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment or (iii) the Swing Line Loan Commitment Amount, if after giving effect thereto and to any concurrent prepayments hereunder, the aggregate Swing Line Loans would exceed the Swing Line Loan Commitment Amount.  Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement that reduces the Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced.”

(h) Amendment to Section 2.3 of the First Lien Credit Agreement.  Section 2.3 of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“SECTION 2.3.  Borrowing Procedure.  Revolving Loans shall be made by the Revolving Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.”

(i) Amendment to Section 2.3 of the First Lien Credit Agreement.  Section 2.3 of the First Lien Credit Agreement is hereby further amended by adding the following Sections 2.3.1 and 2.3.2 immediately following Section 2.3:

SECTION 2.3.1.  Borrowing Procedure.  In the case of Revolving Loans, by delivering a Borrowing Request to the Administrative Agent on or before noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request, on the same Business Day’s notice in the case of Base Rate Loans, or three Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five Business Days’ notice, that a Borrowing be made, (a) in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000, (b) in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 or, in either case, in the unused amount of the Revolving Loan Commitment; provided, that no LIBO Rate Loans may be advanced when any Default or Borrowing Base Deficiency has occurred and is continuing.  Each such irrevocable request may be made by telephone confirmed promptly by hand delivery or facsimile to the Administrative Agent of the applicable Borrowing Request.  On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the Type of Loans, and shall be made on the Business Day, specified in such Borrowing Request.  In the case of Revolving Loans, on or before 11:00 a.m., New York time, on such Business Day (or 3:00p.m., New York time, in the case of a Base Rate Loan requested on the same Business Day), each Lender that has a Revolving Loan Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Revolving Lender’s Percentage of the requested Borrowing.  Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Revolving Lenders.  To the extent funds are received from the Revolving Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request.  No Revolving Lender’s obligation to make any Loan shall be affected by any other Revolving Lender’s failure to make any Loan.

SECTION 2.3.2.  Swing Line Loans; Participations, etc.  (a) At the close of each Business Day occurring on or after the Effective Date but prior to the Loan Commitment Termination Date, the Swing Line Lender agrees that it will settle all the dollar inflow and outflow activity in the Master Funding Account and will make a Swing Line Loan to the Borrower equal to the amount necessary to pay all outstanding items to the extent the Master Funding Account does not have excess balances.  The Swing Line Lender shall notify the Administrative Agent and the Borrower of the amount of each Swing Line Borrowing or repayment as of the close of business on the prior Business Day and the total outstanding principal amount of all Swing Line Loans not later than 11:00 a.m. Eastern Standard Time each Business Day.  All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans.  The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the Borrower by wire transfer to the Master Funding Account by the close of business each Business Day.  The Swing Line Lender shall not make any Swing Line Loan after receiving a written notice from the Borrower or any Lender stating that a Default or an Event of Default exists and is continuing until such time as the Swing Line Lender shall have received written notice from the Administrative Agent of (i) rescission of all such notices from the Borrower or Lender originally delivering such notice (which notice of rescission such Person or Persons shall give to the Swing Line Lender and the Administrative Agent promptly upon the discontinuance of such Default or Event of Default) or (ii) the waiver of such Default or Event of Default in accordance with this Agreement.  Notwithstanding anything herein to the contrary, the Swing Line Lender shall not have any obligation to make any Swing Line Loan if any Lender is at such time an Impacted Lender hereunder, unless the Swing Line Lender has entered into arrangements reasonably satisfactory to it with the Borrower or such Impacted Lender to eliminate the Swing Line Lender’s risk with respect to any such Impacted Lender or such Impacted Lender’s obligations to fund Mandatory Borrowings.

(b)  On any Business Day, the Swing Line Lender may, in its sole discretion, give notice to the Administrative Agent and the Lenders that all then outstanding Swing Line Loans shall be funded with a Borrowing of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under Section 8.1.9), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a “Mandatory Borrowing”) shall be made on the immediately succeeding Business Day by all Lenders with a Revolving Loan Commitment pro rata based on such Lenders’ Percentages and the proceeds thereof shall be applied directly to the Swing Line Lender to repay such outstanding Swing Line Loans.  Each Lender with a Revolving Loan Commitment hereby irrevocably agrees to make such Revolving Loans upon one Business Day’s notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified to it in writing by the Swing Line Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for a Borrowing specified in Section 2.3.1, (ii) whether any conditions specified in Article 5 are then satisfied, and (iii) any reduction in the Revolving Loan Commitment Amount after such Swing Line Loans were made.  In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each Lender with a Revolving Loan Commitment hereby agrees that it shall forthwith purchase from the Swing Line Lender (without recourse or warranty), by assignment, such outstanding Swing Line Loans as shall be necessary to cause such Lenders to share in such Swing Line Loans ratably based upon their respective Percentages of the Revolving Loan Commitment Amount, provided that all interest payable on such Swing Line Loans shall be for the account of the Swing Line Lender until the date the respective purchase is made and, to the extent attributable to such purchase, shall be payable to such Lender purchasing same from and after such date of purchase.  Each Lender’s obligations pursuant to the preceding sentence shall be absolute and unconditional.

(c)  The Swing Line Lender shall notify the Administrative Agent and the Borrower quarterly of (i) the amount of interest accrued on the Swing Line Loans for the preceding quarter and (ii) the commitment fee earned pursuant to Section 3.3.1. The Borrower shall make these payments to the Administrative Agent, who will pay such amounts to the Swing Line Lender in the same manner as it  makes other disbursements in accordance with Section 4.7 of this Agreement.

(j) Amendment to Section 2.4 of the First Lien Credit Agreement.  Section 2.4 of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“SECTION 2.4.  Continuation and Conversion Elections.  By delivering a Continuation/Conversion Notice to the Administrative Agent on or before noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day’s notice in the case of Base Rate Loans (other than Swing Line Loans), or three Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five Business Days’ notice, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 be, in the case of Base Rate Loans (other than Swing Line Loans), converted into LIBO Rate Loans, or in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided that, (a) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (b) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default  or Borrowing Base Deficiency has occurred and is continuing.  Each such irrevocable request may be made by telephone confirmed promptly by hand delivery or facsimile to the Administrative Agent of the applicable Continuation/Conversion Notice.  The conversion of a Base Rate Loan into a LIBO Rate Loan or a LIBO Rate Loan into a Base Rate Loan shall not effect a novation of the Loan so converted.”

(k) Amendment to Section 2.6.1 of the First Lien Credit Agreement.  Section 2.6.1 of the First Lien Credit Agreement is hereby amended by adding the phrase “as in effect as applicable at such time and from time to time” following the term “Percentage” each time such term “Percentage” appears in such Section 2.6.1

(l) Amendment to Section 2.6.2 of the First Lien Credit Agreement.  Section 2.6.2 of the First Lien Credit Agreement is hereby amended by replacing the phrase “Section 2.3” with the phrase “Section 2.3.1”.

(m) Amendment to Section 2.7(b) of the First Lien Credit Agreement.  Section 2.7(b) of the First Lien Credit Agreement is hereby amended by adding the phrase “(assuming for purposes of this sentence only that the Swing Line Loan Commitment Amount is zero)” following the term “Percentage” in the first sentence of said Section 2.7(b).

(n) Amendment to Section 2.8.2 of the First Lien Credit Agreement.  Section 2.8.2 of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“SECTION 2.8.2.  Annual Scheduled Determinations of the Borrowing Base.  Promptly after June 30 of each calendar year, commencing June 30, 2010, and in any event prior to September 30, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report in form and substance satisfactory to the Administrative Agent, prepared by an Approved Engineer, which Reserve Report shall be dated as of June 30 of such calendar year and shall set forth the proven and producing oil and gas reserves attributable to the Oil and Gas Properties owned directly by the Borrower and its Subsidiaries that the Borrower wishes to include in the Borrowing Base and a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based on pricing assumptions consistent with SEC reporting requirements at the time, together with additional data concerning pricing, hedging, quantities and purchasers of production, and other information and engineering and geological data as the Administrative Agent or any Lender may reasonably request.  Within fifteen (15) days after receipt of all such Reserve Report and information, the Administrative Agent shall make an initial determination of the new Borrowing Base (the “Proposed Borrowing Base”), and upon such initial determination shall promptly notify the Lenders in writing of its initial determination of the Proposed Borrowing Base.  Such initial determination made by the Administrative Agent shall be so made by the Administrative Agent in the exercise of its sole discretion in accordance with the Administrative Agent’s customary practices and standards for oil and gas lending as they exist at the particular time. In no event shall the Proposed Borrowing Base exceed the aggregate Loan Commitments of the Lenders.  The Required Lenders shall approve or reject the Administrative Agent’s initial determination of the Proposed Borrowing Base by written notice to the Administrative Agent within fifteen (15) days of the Administrative Agent’s notification of its initial determination; provided, however that the failure by any Lender to approve or reject the Administrative Agent’s determination of the Proposed Borrowing Base, in writing, shall be, and shall be deemed to be, an approval of the Proposed Borrowing Base.  If the Required Lenders fail to approve any such determination of the Proposed Borrowing Base made by the Administrative Agent hereunder in such fifteen (15) day period, as the case may be, then the Administrative Agent shall poll the Lenders to ascertain the highest Proposed Borrowing Base then acceptable to the Required Lenders for purposes of this Section 2.8.2 and, subject to the last sentence of this Section 2.8.2, such amounts shall become the new Borrowing Base effective on the date specified in this Section 2.8.  Upon agreement by the Administrative Agent and the Required Lenders of the new Borrowing Base, the Administrative Agent shall, by written notice to the Borrower and the Lenders, designate the new Borrowing Base available to the Borrower.  Such designation shall be effective as of the Business Day specified in such written notice (or, if no effective date is specified in such written notice, the next Business Day following delivery of such written notice) and such new Borrowing Base shall remain in effect until the next determination or redetermination of the Borrowing Base in accordance with this Agreement.  Anything herein contained to the contrary notwithstanding, any determination or redetermination of the Borrowing Base resulting in any increase of the Borrowing Base in effect immediately prior to such determination or redetermination shall require the approval of all the Lenders in their sole discretion in accordance with their respective customary practices and standards for oil and gas lending as they exist at the particular time.”

(o) Amendment to Section 2.8.3 of the First Lien Credit Agreement.  Section 2.8.3 of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“SECTION 2.8.3.  Semi-Annual Scheduled Determination of the Borrowing Base.  In addition, promptly after December 31 of each calendar year, commencing December 31, 2010, and in any event prior to March 31 of each calendar year, the Borrower will make available for review by the Administrative Agent a Reserve Report in form and substance satisfactory to the Administrative Agent, prepared by the Borrower’s petroleum engineers, which report shall be dated as of December 31 of such calendar year and shall set forth the proven and producing oil and gas reserves attributable to the Oil and Gas Properties owned directly by the Borrower and its Subsidiaries that the Borrower wishes to include in the Borrowing Base and a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based on pricing assumptions consistent with SEC reporting requirements at the time, together with additional data concerning pricing, hedging, quantities and purchasers of production, and other information and engineering and geological data as the Administrative Agent or any Lender may reasonably request.  Within fifteen (15) days after receipt of all such Reserve Reports and information (commencing with receipt of the Reserve Report dated December 31, 2010), the Administrative Agent shall make an initial determination of a Proposed Borrowing Base, and upon such initial determination shall promptly notify the Lenders in writing of initial determination of the Proposed Borrowing Base. Such initial determination shall be made in the same manner and be subject to the same approvals as prescribed above with respect to the annual review, and likewise the Administrative Agent shall communicate the results of such initial determination to the Lenders.  The Required Lenders shall approve or reject such determination of the Proposed Borrowing Base by written notice to the Administrative Agent within fifteen (15) days of the giving of notice of such determination by the Administrative Agent to such Lenders; provided, however that the failure by any Lender to approve or reject the Administrative Agent’s determination of the Proposed Borrowing Base, in writing, shall be, and shall be deemed to be, an approval of the Proposed Borrowing Base.  If the Required Lenders fail to approve any such determination of the Proposed Borrowing Base made by the Administrative Agent hereunder in such fifteen (15) day period, then the Administrative Agent shall poll the Lenders to ascertain the highest Proposed Borrowing Base then acceptable to the Required Lenders for purposes of this Section 2.8.3 and, subject to the last sentence of this Section 2.8.3, such amounts shall become the new Borrowing Base, effective on the date specified in this Section 2.8.  Upon agreement by the Administrative Agent and the Required Lenders of the amount of credit to be made available to the Borrower hereunder, the Administrative Agent shall, by written notice to the Borrower and the Lenders, designate the new Borrowing Base available to the Borrower.  Such designation shall be effective as of the Business Day specified in such written notice (or, if no effective date is specified in such written notice, the next Business Day following delivery of such written notice) and such new Borrowing Base shall remain in effect until the next determination or redetermination of the Borrowing Base in accordance with this Agreement.  Anything herein contained to the contrary notwithstanding, any determination or redetermination of the Borrowing Base resulting in any increase of the Borrowing Base in effect immediately prior to such determination or redetermination shall require the approval of all the Lenders in their sole discretion in accordance with their respective customary practices and standards for oil and gas lending as they exist at the particular time.”

(p) Amendment to Section 2.8 of the First Lien Credit Agreement.  Section 2.8 of the First Lien Credit Agreement is hereby amended by adding the following Section 2.8.9 immediately following Section 2.8.8:

SECTION 2.8.9.  Redetermination of the Swing Line Commitment Amount.  In connection with any redetermination of the Borrowing Base pursuant hereto, the Borrower may request the Swing Line Lender to increase or decrease the Swing Line Commitment Amount and the Swing Line Lender shall have a right to agree to any such increase or decrease in the Swing Line Loan Commitment Amount to an amount determined in its sole discretion; provided, however, that such amount shall not exceed at any time an amount equal to the least of (i) $30,000,000, (ii) an amount equal to five percent (5%) of the Borrowing Base in effect at such time and (iii) the aggregate Commitment of the Swing Line Lender hereunder in effect at such time; provided that, if the amount of the Swing Line Loan Commitment Amount proposed by the Swing Line Lender and the Borrower shall be greater than five percent (5%) of the Borrowing Base determined pursuant hereto, then such amount shall be reduced to an amount equal to five percent (5%) of the Borrowing Base as so determined.  The Swing Line Lender and the Borrower shall notify the Administrative Agent of the proposed amount of the Swing Line Commitment Amount within five (5) days of receiving the Reserve Report when delivered pursuant to Sections 2.8.2, 2.8.3, 2.8.4 and 2.8.5 hereof. If neither the Swing Line Lender nor the Borrower sends such notice, the Swing Line Commitment Amount shall remain at the same amount then in effect and subject to the limitations provided herein.

(q) Amendment to Section 3.1.1(a) of the First Lien Credit Agreement.  Section 3.1.1(a) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

(i) Revolving Loans; provided that, (x) all such voluntary prepayments shall require, in the case of Base Rate Loans at least the same Business Day’s prior notice (such notice to be delivered before noon on such day), and in the case of LIBO Rate Loans at least three Business Days’ prior notice (such notice to be delivered before noon on such day), and in either case not more than five Business Days’ prior irrevocable notice to the Administrative Agent (which notice may be telephonic so long as such notice is confirmed in writing within 24 hours thereafter and such notice to be delivered before noon on such day); and (y) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 (unless such prepayment is for the entire amount of all outstanding LIBO Rate Loans or Base Rate Loans, as the case may be).  Each notice of prepayment sent pursuant to this clause shall specify the prepayment date, the principal amount of each Borrowing (or portion thereof) to be prepaid and the scheduled installment or installments of principal to which such prepayment is to be applied.  Each such notice shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. All prepayments under this clause (other than prepayments of Loans that are Base Rate Loans that are not made in connection with the termination or permanent reduction of the Loan Commitment) shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment; and

(ii)  Swing Line Loans; and at any time the Master Funding Account has excess balances, the Swing Line Lender’s automated treasury management system will automatically pay down the Swing Line Loans.”

(r) Amendment to Section 3.1.1(b) of the First Lien Credit Agreement.  Section 3.1.1(b) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(b)  On each date when, after giving effect to any termination or reduction of the Commitments pursuant to Section 2.2, the sum of (i) the aggregate outstanding principal amount of all Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Borrower shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize all Letter of Credit Outstandings, in an aggregate amount equal to such excess.”

(s) Amendment to Section 3.1.2 of the First Lien Credit Agreement.  Section 3.1.2 of the First Lien Credit Agreement is hereby amended by adding the phrase “and Swing Line Loans” immediately following the phrase “Base Rate Loans”.

(t) Amendment to Section 3.2.1(a) of the First Lien Credit Agreement.  Section 3.2.1(a) of the First Lien Credit Agreement is hereby amended by adding the phrase “; provided that Swing Line Loans shall always accrue interest at the Alternate Base Rate plus the then effective Applicable Margin for Base Rate Loans” immediately preceding the semicolon.

(u) Amendment to Section 3.2.3(c) of the First Lien Credit Agreement.  Section 3.2.3(c) of the First Lien Credit Agreement is hereby amended by adding the phrase “(including, without limitation, any Swing Line Loans)” immediately following the phrase “Base Rate Loans”.

(v) Amendment to Section 3.3.1 of the First Lien Credit Agreement.  Section 3.3.1 of the First Lien Credit Agreement is hereby amended by adding the sentence “The Borrower further agrees to pay to the Administrative Agent for the account of the Swing Line Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower’s inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Loan Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee Margin, in each case on the sum of the average daily unused portion of the Swing Line Commitment.” immediately following the first sentence of the Section.

(w) Amendment to Section 4.6(e) of the First Lien Credit Agreement.  Section 4.6(e) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(e)  Each Non-U.S. Lender making Loans to the Borrower, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such non-U.S. Lender is legally entitled to do so), shall deliver to the Borrower and the Administrative Agent either (i) two duly completed copies of either (x) Internal Revenue Service Form W-8BEN or W-8IMY claiming eligibility of the Non-U.S. Lender for benefits of an income tax treaty to which the United States is a party or (y) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (referred to as an “Exemption Certificate”) and (y) two duly completed copies of Internal Revenue Service Form W-8BEN, W-8EXP, W-8ECI or W-8IMY, as appropriate, or applicable successor form, or (iii) in the case of a Lender that is not a Non-U.S. Lender, two duly completed copies of Internal Revenue Service form W-9 or applicable successor form.  Each Lender, Eligible Assignee or Participant, as the case may be, agrees to promptly notify the Borrower and the Administrative Agent of any change in circumstances that would modify or render invalid any claimed exemption or reduction.  In addition, each Lender, Eligible Assignee or Participant, as the case may be, shall timely deliver to the Borrower and the Administrative Agent two further copies of such Form W-8BEN, W-8EXP, W-8IMY, W-8ECI or W-9 or successor forms on or before the date that any previously executed form expires or becomes obsolete, or after the occurrence of any event requiring a change in the most recent form delivered by such Person to the Borrower.  In addition to the foregoing, each Non-U.S. Lender shall deliver to the Administrative Agent and the Borrower any documents as shall be prescribed by applicable law or otherwise reasonably requested to demonstrate that payments to such Lender under this Agreement and the other Loan Documents are exempt from any United States federal withholding tax imposed pursuant to FATCA, to the extent applicable.  Notwithstanding anything to the contrary, neither the Borrower nor the Administrative Agent shall be required to pay additional amounts or indemnify any Lender with respect to any withholding taxes imposed by reason of FATCA.”

(x) Amendment to Section 4.8 of the First Lien Credit Agreement.  Section 4.8 of the First Lien Credit Agreement is hereby amended by deleting the first sentence of the Section and replacing it in its entirety with the following:

“If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than payments for Swing Line Loans or pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties (other than payments for Swing Line Loans), such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided that, if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party that has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party’s ratable share (according to the proportion of (a) the amount of such selling Secured Party’s required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered.”

(y) Amendment to Section 5.2.2 of the First Lien Credit Agreement.  Section 5.2.2 of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“SECTION 5.2.2.  Credit Extension Request, etc.  Subject to Section 2.3.1, the Administrative Agent shall have received a Borrowing Request if Revolving Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended.  Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.”

(z) Amendment to Section 7.1.12 of the First Lien Credit Agreement.  Section 7.1.12 of the First Lien Credit Agreement is hereby amended by deleting the phrase “Item 7.1.12 of the Disclosure Schedule” and replacing such phrase with the phrase “a certificate delivered pursuant to Section 7.1.1(s)(i)”.

(aa) Amendment to Section 7.1.16 of the First Lien Credit Agreement.  Section 7.1.16 of the First Lien Credit Agreement is hereby amended by deleting the word “Loan”.

(bb) Amendment to Section 7.2.6 of the First Lien Credit Agreement.  Section 7.2.6 of the First Lien Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (b), (ii) replacing the period at the end of clause (c) with a semicolon and the word "and", (iii) adding the word “ultimately” immediately prior to the phrase “to the Parent” in clause (c), and (iv) adding the following new clause (d) to the end of such Section 7.2.6:

“(d)  Restricted Payments, (x) to Parent or Subsidiaries of Parent (so that such amounts can ultimately be paid to Parent) in an amount not to exceed $25,000,000 in the aggregate (on a cumulative basis for all payments pursuant to this clause (x)) so that Parent may use such amounts for the purpose of paying premiums or other payments associated with inducing the early conversion of the Parent’s 7.25% convertible preferred stock and (y) to Parent or Subsidiaries of Parent (so that such amounts can ultimately be paid to Parent) in an aggregate amount not to exceed $9,000,000 in any calendar year (on a cumulative basis for all payments pursuant to this clause (y)) so that Parent may pay dividends on its outstanding preferred stock; provided, however, that such Restricted Payments under this Section 7.2.6(d) may be made only so long as (i) no Default or Borrowing Base Deficiency has occurred and is continuing, or shall be caused thereby, (ii) the Borrowing Base Utilization Percentage after such proposed Restricted Payment would not exceed 50%, (iii) the Borrower’s unused availability under the Borrowing Base after such proposed Restricted Payment is at least $150,000,000, and (iv) prior to the making of any such Restricted Payment, the Borrower delivers a certificate to the Administrative Agent certifying as to the satisfaction of the conditions set forth in the immediately foregoing clauses (i)-(iii) and (A) in regards to a proposed Restricted Payment under clause (x) of this Section 7.2.6(d), the aggregate amount of all such Restricted Payments (including the amount of the Restricted Payment proposed to be made) pursuant to such clause (x) and (B) in regards to a proposed Restricted Payment under clause (y) of this Section 7.2.6.(d), the aggregate amount of all such Restricted Payments made from January 1 of such year up to and including the date of such Restricted Payment.”

(cc) Amendment to Section 7.2.8 of the First Lien Credit Agreement.  Section 7.2.8 of the First Lien Credit Agreement is hereby amended by deleting the term “Term”.

(dd) Amendment to Section 7.2.10(f) of the First Lien Credit Agreement.  Section 7.2.10(f) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(f)  sales and other Dispositions of Properties not otherwise expressly permitted by Section 7.2.10(a) to (e) having an aggregate fair market value not to exceed $2,500,000 during any 12-month period.”

(ee) Amendment to Section 9.2 of the First Lien Credit Agreement.  Section 9.2 of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“SECTION 9.2.  Funding Reliance, etc.  Unless the Administrative Agent shall have been notified in writing by any Revolving Lender by 3:00 p.m. on the Business Day prior to a Borrowing of Revolving Loans that such Revolving Lender will not make available the amount that would constitute its Percentage of such Borrowing of Revolving Loans on the date specified therefor, the Administrative Agent may assume that such Revolving Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount.  If and to the extent that such Revolving Lender shall not have made such amount available to the Administrative Agent, such Revolving Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Revolving Loans comprising such Borrowing of Revolving Loans (in the case of the Borrower) and (in the case of a Revolving Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid), and thereafter at the interest rate applicable to Revolving Loans comprising such Borrowing.”

(ff) Amendment to Section 10.1(g) of the First Lien Credit Agreement.  Section 10.1(g) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(g)    affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent), any Issuer (in its capacity as Issuer), or the Swing Line Lender (in its capacity as Swing Line Lender) unless consented to by the Administrative Agent, such Issuer or the Swing Line Lender, as the case may be.”

(gg) Amendment to Section 10.2 of the First Lien Credit Agreement.  Section 10.2 of the First Lien Credit Agreement is hereby amended by adding the phrase “, the Swing Line Lender” immediately preceding the phrase “or an Issuer” in the first sentence.

(hh) Amendment to Section 10.11(a) of the First Lien Credit Agreement.  Section 10.11(a) of the First Lien Credit Agreement is hereby amended by adding the phrase “and the Swing Line Lender” immediately following the phrase “with the consent of the Administrative Agent”.

(ii) Amendment to Section 10.11(a)(i) of the First Lien Credit Agreement.  Section 10.11(a)(i) of the First Lien Credit Agreement is hereby amended by adding the phrase “and the Swing Line Lender” immediately after the phrase “(A) the Administrative Agent”.

(jj) Amendment to Section 10.11(d) of the First Lien Credit Agreement.  Section 10.11(d) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(d)    Any Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent or the Swing Line Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Swing Line Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to any of the items set forth in clauses (a) through (d) or (f) of Section 10.1, in each case except as otherwise specifically provided in a Loan Document.  Subject to clause (e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 7.1.1, 10.3 and 10.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender, provided such Participant agrees to be subject to Section 4.8 as though it were a Lender.  Each Lender shall, as agent of the Borrower solely for the purpose of this Section, record in book entries maintained by such Lender the name and the amount of the participating interest of each Participant entitled to receive payments in respect of any participating interests sold pursuant to this Section.”

(kk) Amendment to Section 10.11(g) of the First Lien Credit Agreement.  Section 10.11(g) of the First Lien Credit Agreement is hereby amended by adding the phrase “, the Swing Line Lender” immediately preceding the phrase “and the Borrower” in the first sentence.

(ll) Amendment to Schedule 6.19(a) of the First Lien Credit Agreement.  Schedule 6.19(a) of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with a new Schedule 6.19(a) attached as Exhibit A hereto.

(mm) Amendment to Schedule II of the First Lien Credit Agreement.  Schedule II of the First Lien Credit Agreement is hereby deleted and replaced in its entirety with a new Schedule II attached as Exhibit B hereto.

(nn) Addition of Exhibit A-2.  The First Lien Credit Agreement is amended by adding Exhibit A-2 thereto in the form of Exhibit A-2 hereto.

Section 3. Conditions to Effectiveness.  This Amendment shall be deemed effective (subject to the conditions herein contained) as of the date (the “Effective Date”) upon the Administrative Agent’s receipt of counterparts hereof duly executed by the Borrower, the Administrative Agent, the Issuers and all of the Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a) Fees, Expenses, Breakage, etc.  The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 of the First Lien Credit Agreement, the fees referred to in the letter dated October 15, 2010 between the Borrower and the Administrative Agent and, if then invoiced, 10.3 of the First Lien Credit Agreement.

(b) Patriot Act Disclosures.  The Administrative Agent and each Lender shall have received all Patriot Act disclosures requested by them, if any, prior to execution of this Amendment.

(c) Swing Line Note.  The Administrative Agent shall have received an executed Swing Line Note payable to the Swing Line Lender.

Section 4. Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the First Lien Credit Agreement as amended hereby and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the First Lien Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d) no Material Adverse Effect has occurred since June 30, 2010; and

(e) no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 5. Loan Document; Ratification.

(a) This Amendment is a Loan Document.

(b) The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as amended hereby and each of the other Loan Documents (other than the Lehman Hedging Agreement (as defined in the Second Amendment)), including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 6. Costs And Expenses.  As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 7. GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8. Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 10. No Waiver.  The express waivers set forth herein are limited to the extent expressly provided in this Amendment and, except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 11. Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 12. Entire Agreement.  THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:                           /s/ Rick Fox
Name:  Rick Fox
Title:  Chief Financial Officer

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ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:                           /s/ Phillip Ballard
Name:  Phillip Ballard
Title:  Managing Director

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BNP PARIBAS, as Issuer and Lender

By:                           /s/ Douglas R. Liftman
Name:  Douglas R. Liftman
Title:  Managing Director

By:                           /s/ Greg Smothers
Name:  Greg Smothers
Title:  Director

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AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:                           /s/ Charles W. Patterson
Name:  Charles W. Patterson
Title:  Senior Vice President

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THE BANK OF NOVA SCOTIA, as Lender

By:                           /s/ Marc Graham
Name:  Marc Graham
Title:   Director

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TORONTO DOMINION (TEXAS) LLC, as Lender

By:                           /s/ Bebi Yasin
Name:  Bebi Yasin
Title:  Authorized Signatory

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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:                           /s/ Peter Shen
Name:  Peter Shen
Title:  Vice President

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NATIXIS, as Lender

By:                           /s/ Donovan C. Broussard
Name:  Donovan C. Broussard
Title:  Managing Director

By:                           /s/ Liana Tchernysheva
Name:  Liana Tchernysheva
Title:  Director

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ALLIED IRISH BANKS p.l.c., as Lender

By:                           /s/ Edward Fenk
Name:  Edward Fenk
Title:  Vice President

By:                           /s/ James Giordano
Name:  James Giordano
Title:  Assistant Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:                           /s/ Ari Bruger
Name:  Ari Bruger
Title:  Vice President

By:                           /s/ Vipul Dhadda
Name:  Vipul Dhadda
Title:  Associate

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UBS LOAN FINANCE LLC, as Lender

By:                           /s/ Irja R. Otsa
Name:  Irja R. Otsa
Title:  Associate Director

By:                           /s/ Mary E. Evans
Name:  Mary E. Evans
Title:  Associate Director

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ING CAPITAL LLC, as Lender

By:                           /s/ Juli Bieser
Name:  Juli Bieser
Title:  Director

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REGIONS BANK, as Lender and
as Swing Line Lender

By:                           /s/ R. Ryan Colburn
Name:  R. Ryan Colburn
Title:  President, Houston

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ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:                 /s/ Rick Fox
Name:  Rick Fox
Title:    Chief Financial Officer

ENERGY XXI TEXAS ONSHORE, LLC

By:                 /s/ Rick Fox
Name:  Rick Fox
Title:    Chief Financial Officer

ENERGY XXI ONSHORE, LLC

By:                 /s/ Rick Fox
Name:  Rick Fox
Title:    Chief Financial Officer

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ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI U.S.A., INC

By:                 /s/ Rick Fox
Name:  Rick Fox
Title:    Chief Financial Officer

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